MML SERIES INVESTMENT FUND II
MML VIP Barings Core Bond Fund
MML VIP Barings Inflation-Protected and Income Fund
MML VIP Barings Short-Duration Bond Fund
MML VIP Barings U.S. Government Money Market Fund
MML VIP BlackRock® Balanced Fund
MML VIP BlackRock iShares® 60/40 Allocation Fund
MML VIP BlackRock iShares® 80/20 Allocation Fund
MML VIP Franklin Templeton Equity Fund
MML VIP Invesco Discovery Large Cap Fund
MML VIP Invesco Discovery Mid Cap Fund
MML VIP Invesco Small Cap Equity Fund
Supplement dated July 10, 2026 to the
Statement of Additional Information dated April 24, 2026
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.
Effective immediately, the following information for Jason T. Marino supplements the information found beginning on page B-59 under the heading Principal Officers in the section titled Management of the Trust:

Jason T. Marino 1295 State Street Springfield, MA 01111-0001 Year of birth: 1978 Officer of the Trust since 2026 Officer of 55 portfolios in fund complex	Vice President of the Trust

Head of Manager Research (since 2026), Investment Director (2011–2026), MML Advisers; Head of Manager Research (since 2026), Investment Director (2011–2026), MassMutual; Vice President (since 2026), MassMutual Select Funds (open-end investment company); Vice President (since 2026), MassMutual Premier Funds (open-end investment company); Vice President (since 2026), MassMutual Advantage Funds (open-end investment company); Vice President (since 2026), MML Series Investment Fund (open-end investment company); Vice President (since 2026), MML Series Investment Fund II (open-end investment company).
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLIISAI-26-01